UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2020 (August 25, 2020)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact name of registrant as specified in its charter)

New York	1-4858	13-1432060
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

521 West 57th Street, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 765-5500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2 cents per share	IFF	New York Stock Exchange
6.00% Tangible Equity Units	IFFT	New York Stock Exchange
0.500% Senior Notes due 2021	IFF 21	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Revolving Credit Agreement

On August 25, 2020, International Flavors & Fragrances Inc. (the “Company” or “IFF”) and certain of its subsidiaries entered into the Second Amended and Restated Credit Agreement (the “Amended and Restated Revolving Credit Agreement”), which amended and restated the Credit Agreement, dated as of November 9, 2011, which had been previously amended and restated as of December 2, 2016, and further amended as of May 21, 2018, June 6, 2018, July 13, 2018 and January 17, 2020 among the Company, certain of its subsidiaries, the banks, financial institutions and other institutional lenders party thereto, and Citibank, N.A. as administrative agent.

The Amended and Restated Revolving Credit Agreement provides for, among other things, a $1.0 billion senior unsecured revolving loan credit facility maturing June 6, 2023, which facility will be increased to $2.0 billion upon the closing of the Company’s previously announced merger with Nutrition & Biosciences, Inc. (“N&B”), a subsidiary of DuPont de Nemours, Inc. (“DuPont”) (the “N&B Transactions”) and subject to certain other conditions. At the option of the Company, the facility may be increased to $1.25 billion prior to the closing of the N&B Transactions, and to $2.5 billion following the closing of the N&B Transactions, in each case subject to certain conditions.

Following the closing of the N&B Transactions, the Company’s maximum permitted ratio of Net Debt to Consolidated EBITDA under the Amended and Restated Revolving Credit Agreement will be 4.75 to 1.0, stepping down to 3.50 to 1.0 over time (with a step-up if the Company consummates certain qualified acquisitions).

The lenders and other financial institutions that are party to the Amended and Restated Revolving Credit Agreement and their respective affiliates engage in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they receive certain fees, expense reimbursements or other payments.

The foregoing description of the Amended and Restated Revolving Credit Agreement is not intended to be complete and is qualified in its entirety by the copy thereof which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Amendments to Existing Term Loan Agreement

On August 25, 2020, the Company also entered into an amendment (the “Term Loan Amendment”) to its Term Loan Agreement (as defined below).

The Term Loan Amendment provides, among other things, that after the closing date of the N&B Transactions, the Company’s maximum permitted ratio of Net Debt to Consolidated EBITDA shall be 4.75 to 1.0, stepping down to 3.50 to 1.0 over time (with a step-up if the Company consummates certain qualified acquisitions).

The amendments were made pursuant to the Term Loan Credit Agreement, dated as of June 6, 2018, and previously amended as of July 13, 2018 and as of January 17, 2020, among the Company, the banks, financial institutions and other institutional lenders party thereto, and Morgan Stanley Senior Funding, Inc. as administrative agent (the “Term Loan Agreement”).

The lenders and other financial institutions that are party to the Term Loan Amendment and their respective affiliates engage in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they receive certain fees, expense reimbursements or other payments.

The foregoing description of the Term Loan Amendment is not intended to be complete and is qualified in its entirety by the copy thereof which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Amendments to Existing CCB Term Loan Agreement

On August 25, 2020, the Company also entered into an amendment (the “CCB Term Loan Amendment”) to its CCB Term Loan Agreement (as defined below).

The CCB Term Loan Amendment provides, among other things, that after the closing date of the N&B Transactions, the Company’s maximum permitted ratio of Net Debt to Consolidated EBITDA shall be 4.75 to 1.0, stepping down to 3.50 to 1.0 over time (with a step-up if the Company consummates certain qualified acquisitions).

The amendments were made pursuant to the Term Loan Credit Agreement, dated as of May 15, 2020 among the Company, the lenders party thereto and China Construction Bank Corporation, New York Branch, as administrative agent (the “CCB Term Loan Agreement”).

The lenders and other financial institutions that are party to the CCB Term Loan Amendment and their respective affiliates engage in financial advisory, investment banking, commercial banking or other transactions of a financial nature with the Company and its subsidiaries, including the provision of advisory services for which they receive certain fees, expense reimbursements or other payments.

The foregoing description of the Term Loan Amendment is not intended to be complete and is qualified in its entirety by the copy thereof which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Amended and Restated Revolving Credit Agreement, the Term Loan Agreement, the Term Loan Amendment, the CCB Term Loan Agreement and the CCB Term Loan Amendment is incorporated by reference in this Item 2.03 in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 27, 2020, International Flavors & Fragrances Inc. held a special meeting of shareholders (the “Special Meeting”), in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 15, 2019, by and among DuPont de Nemours, Inc., Nutrition & Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of DuPont, IFF, and Neptune Merger Sub I Inc., a Delaware corporation and wholly owned subsidiary of IFF (“Merger Sub I”), pursuant to which, among other things, Merger Sub I will merge with and into N&B, with N&B as the surviving corporation (the “Merger”).

The following matters were submitted to a vote of the Company’s shareholders at the Special Meeting: (i) a proposal to approve the issuance of shares of IFF common stock to the stockholders of Nutrition and Biosciences, Inc. in the Merger pursuant to the terms of the Merger Agreement (the “Share Issuance”); and (ii) a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance (the “Adjournment Proposal”). These proposals are described in more detail in the definitive proxy statement filed by IFF on July 27, 2020, as supplemented by the supplemental disclosures filed on Schedule 14A by IFF on August 13, 2020 and August 14, 2020.

As of the close of business on July 13, 2020, the record date for the Special Meeting, 106,932,133 shares of IFF common stock were outstanding and eligible to vote at the Special Meeting. 82,857,087 shares of IFF common stock were represented in person or by proxy at the Special Meeting, and therefore a quorum was present.

Each of the matters submitted to a vote of the Company’s shareholders at the Special Meeting was approved by the requisite vote of the Company’s shareholders. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions, as to each such matter:

1.	Proposal to approve the issuance of shares of IFF common stock to the stockholders of Nutrition and Biosciences, Inc. in the Merger pursuant to the terms of the Merger Agreement:

Votes “For”	Votes “Against”	Abstentions
82,499,886	325,747	31,454

2.

Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance:

Votes “For”	Votes “Against”	Abstentions
79,513,472	3,308,658	34,957

The Adjournment Proposal was rendered moot in light of the shareholders’ approval of the Share Issuance.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Exchange Act. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the N&B Transactions, the expected timetable for completing the N&B Transactions, the benefits and synergies of the N&B Transactions, future opportunities for the combined company and products, the benefits of the proposed organizational and operating model of the combined company and any other statements regarding DuPont’s, IFF’s and N&B’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (1) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the N&B Transactions, (2) changes in relevant tax and other laws, (3) any failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the N&B Transactions, (4) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the N&B Transactions, (5) risks and costs and pursuit and/or implementation of the separation of N&B, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (6) risks related to indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company (“Historical EID”) in connection with the distribution of Corteva Inc. on June 1, 2019 (the “Corteva Distribution”), (7) potential liability arising from fraudulent conveyance and similar laws in connection with DuPont’s distribution of Dow Inc. on April 1, 2019 and/or the Corteva Distributions (the “Previous Distributions”), (8) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses, (9) uncertainty as to the long-term value of DuPont common stock, (10) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade, (11) inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with the accounting principles generally accepted in the United States of America and related standards, or on an adjusted basis, (12) the integration of IFF and its Frutarom business and/or N&B being more difficult, time consuming or costly than expected, (13) the failure to achieve expected or targeted future financial and operating performance and results, (14) the possibility that IFF may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the N&B Transactions within the expected time frames or at all or to successfully integrate Frutarom and N&B, (15) customer loss and business disruption being greater than expected following the N&B Transactions, (16) the impact of divestitures required as a condition to consummation of the N&B Transactions as well as other conditional commitments, (17) legislative, regulatory and economic developments; (18) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)), (19) potential litigation relating to the N&B Transactions that could be instituted against DuPont, IFF or their respective directors, (20) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the N&B Transactions, (21) negative effects of the announcement or the consummation of the transaction on the market price of DuPont’s and/or IFF’s common stock, (22) risks relating to the value of the IFF shares to be issued in the transaction and uncertainty as to the long-term value of IFF’s common stock, (23) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, (24) the ability of N&B or IFF to retain and hire key personnel, (25) the risk that N&B, as a newly formed entity that currently has no credit rating, will not have access to the capital markets on acceptable terms, (26) the risk that N&B and IFF will incur significant indebtedness in connection with the potential transaction, and the degree to which IFF will be leveraged following completion of the potential transaction may materially and adversely affect its business, financial condition and results of operations, (27) the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (28) that N&B may not achieve certain targeted cost and productivity improvements, which could adversely impact its results of operations and financial condition, (29) the risk that natural disasters, public health issues, epidemics and pandemics, including the novel coronavirus (COVID-19), or the fear of such events, could provoke responses that cause delays in the anticipated transaction timing or the completion of transactions related thereto, including, without limitation, as a result of any government or company imposed travel restrictions or the closure of government offices and resulting delays with respect to any matters pending before such governmental authorities and (30) other risks to DuPont’s, N&B’s and IFF’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Previous Distributions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns, disasters, public health issues, epidemics and pandemics, including COVID-19, or the fear of such events, and the inherent unpredictability, duration and severity of such events, which could result in a significant operational event for DuPont, N&B or IFF, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s, N&B’s or IFF’s intellectual property rights;, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the N&B Transactions, are more fully discussed in the registration statement and proxy statement filed by IFF and the registration statement filed by N&B. While the list of factors presented here is, and the list of factors presented in registration statements filed by each of IFF and N&B in connection with the transaction, are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Further lists and descriptions of risks and uncertainties can be found in IFF’s annual report on Form 10-K for the year ended December 31, 2019, DuPont’s annual report on Form 10-K for the year ended December 31, 2019, and each of IFF’s and DuPont’s respective subsequent reports on Form 10-Q, Form 10-K and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Any other risks associated with the N&B Transactions are more fully discussed in the registration statements filed with the SEC. While the list of factors presented here is, and the list of factors presented in the registration statements, as amended, filed by each of IFF or N&B are representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IFF’s, DuPont’s or N&B’s consolidated financial condition, results of operations, credit rating or liquidity. None of IFF, DuPont nor N&B assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amended and Restated Credit Agreement, dated as of August 25, 2020 among International Flavors & Fragrances Inc., International Flavors & Fragrances (Nederland) Holding B.V. and International Flavors & Fragrances I.F.F. (Nederland) B.V., as borrowers, the lenders signatory thereto and Citibank, N.A. as administrative agent.

10.2	Amendment No. 3 to Credit Agreement, dated as of August 25, 2020 among International Flavors & Fragrances Inc., as borrower, the lenders signatory thereto and Morgan Stanley Senior Funding, Inc. as administrative agent.

10.3	Amendment No. 1 to Credit Agreement, dated as of August 25, 2020, among the Company, as borrower, the lenders signatory thereto and China Construction Bank Corporation, New York Branch as administrative agent.

104	This cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Anne Chwat
Name:	Anne Chwat
Title:	Executive Vice President, General Counsel and Corporate Secretary
Dated:	August 28, 2020